                                                                EXHIBIT 24




                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Lawrence A. Leser, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution to affix for him and in his name, place and stead, in any and all capacities as attorney-in-fact, his signature to a Registration Statement on Form S-4 registering under the Securities Act of 1933 shares of the Company's Class A Common Stock, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on February 17, 1994.



/s/ Lawrence A. Leser                      /s/ Charles E. Scripps
- ---------------------------------          ----------------------------------
Lawrence A. Leser                          Charles E. Scripps
President, Chief Executive                 Chairman of the Board of
Officer and Director                       Directors
(Principal Executive Officer)



/s/ Daniel J. Castellini                   /s/ William R. Burleigh
- ---------------------------------          ----------------------------------
Daniel J. Castellini                       William R. Burleigh
Senior Vice President,                     Executive Vice President and
Finance & Administration                   Director
(Principal Financial and
Accounting Officer)

/s/ John H. Burlingame                      /s/ David R. Huhn
- -----------------------------               --------------------------------
John H. Burlingame                          David R. Huhn
Director                                    Director



/s/ Daniel J. Meyer                         /s/ Nicholas B. Paumgarten
- -----------------------------               --------------------------------
Daniel J. Meyer                             Nicholas B. Paumgarten
Director                                    Director



/s/ Paul K. Scripps                         /s/ Robert P. Scripps
- -----------------------------               --------------------------------
Paul K. Scripps                             Robert P. Scripps
Director                                    Director





WA0232:95001:92001:WA-03.POW
to'k 7/7/94

                                                        EXHIBIT 24




                               POWER OF ATTORNEY
                               -----------------


                 Know all men by these presents, that: The E.W. Scripps Company (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Lawrence A. Leser, and each of them, its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution to fix for it and in its name, place and stead, in any and all capacities as attorney-in-fact, his or her signature to a Registration Statement on Form S-4 registering under the Securities Act of 1933 shares of the Company's Class A Common Stock, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as he or she could or might do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, this power of attorney has been signed on behalf of the Company on February 17, 1994.



                                            /s/ Daniel J. Castellini
                                            --------------------------------
                                            Daniel J. Castellini, Senior Vice
                                              President, Finance and
                                              Administration


WA0232:99163:94001:SUB:WA-23.POA